Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE & NINE MONTHS ENDED SEPTEMBER 30, 2022

November 7, 2022

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING THE USE OF FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATIONA

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 (the "Annual Report") and the other documents we file with the SEC thereafter.

This document also includes information regarding funds from operations, or FFO, adjusted funds from operations, or AFFO, net operating income, or NOI, and information regarding our pro rata share of revenues, expenses, NOI, assets and liabilities of BRT's unconsolidated subsidiaries, all of which are non-GAAP financial measures of performance. These non-GAAP measures have certain limitations and are not representative of our operations and accounts, as presented in accordance with GAAP. Accordingly, such information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC. See “Non-GAAP Financial Measures and Definitions” herein for further information.

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Table of Contents	Page Number
Financial Highlights	1
Operating Results	2
Operating Results of Unconsolidated Properties	3
Funds From Operations	4-5
Consolidated Balance Sheets	6
Balance Sheets of Unconsolidated Joint Venture Entities	7
Portfolio Data by State	8-9
Same Store Comparison - Consolidated	10-11
Same Store Comparison - Unconsolidated	12-13
Portfolio Data Combined	14
Multi-Family Acquisitions and Dispositions	15
Value-Add Information and Capital Expenditures	16
Debt Analysis	17
Non-GAAP Financial Measures, Definitions, and Reconciliations	18-22
Portfolio Table	23

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

_________________________________________________________________________________________________________

	As at September 30,
	2022	2021
Market capitalization (thousands)	$384,001	$351,127
Shares outstanding (thousands)	18,907	18,212
Closing share price	$20.31	$19.28
Quarterly dividend declared per share	$0.25	$0.23

	Quarter ended September 30,
	Combined		Consolidated		Unconsolidated
	2022	2021	2022	2021	2022	2021
Properties owned (a)	29	35	21	8	8	27
Units (a)	8,201	9,454	5,420	2,010	2,781	7,444
Average occupancy (a)	96.2%	96.2%	96.2%	97.4%	96.0%	95.9%
Average monthly rental revenue per occupied unit	$1,301	$1,152	$1,291	$1,217	$1,316	$1,136
____________________________
(a) Excludes a planned 240-unit development project
	Quarter ended September 30,
Per share data	2022 (Unaudited)	2021 (Unaudited)
Earnings per share, basic	$0.37	$1.55
Earnings per share, diluted	$0.37	$1.54
FFO per share of common stock (diluted) (1)	$0.29	$—
AFFO per share of common stock (diluted) (1)	$0.38	$0.31

	As at September 30,
	2022	2021
Debt to Enterprise Value (2)	62%	66%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Rental and other revenue from real estate properties	$21,691	$7,709	$47,804	$21,762
Other income	6	5	12	12
Total revenues	21,697	7,714	47,816	21,774
Expenses:
Real estate operating expenses	9,195	3,404	20,296	9,687
Interest expense	5,061	1,535	9,994	4,804
General and administrative	3,673	3,114	10,839	9,382
Impairment charge	—	—	—	520
Depreciation and amortization	8,165	1,787	16,781	4,740
Total expenses	26,094	9,840	57,910	29,133
Total revenues less total expenses	(4,397)	(2,126)	(10,094)	(7,359)
Equity in earnings (loss) of unconsolidated joint ventures	135	(4,196)	1,315	(6,033)
Equity in earnings from sale of unconsolidated joint venture properties	11,472	34,982	64,531	34,982
Gain on sale of real estate	—	414	6	7,693
Gain on sale of partnership interest	—	—	—	2,244
Gain on insurance recoveries	62	—	62	—
Loss on extinguishment of debt	—	(902)	(563)	(902)
Net income from continuing operations	7,272	28,172	55,257	30,625
Income tax provision	178	31	976	155
Net income from continuing operations, net of taxes	7,094	28,141	54,281	30,470
Net income attributable to non-controlling interests	(35)	(35)	(107)	(102)
Net income attributable to common stockholders	$7,059	$28,106	$54,174	$30,368

Weighted average number of shares of common stock outstanding:
Basic	17,928,197	17,261,520	17,721,700	16,916,623
Diluted	17,994,457	17,292,988	17,784,362	16,992,974

Per share amounts attributable to common stockholders:
Basic	$0.37	$1.55	$2.91	$1.71
Diluted	$0.37	$1.54	$2.89	$1.70

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Rental and other revenue	$13,502	$29,818	$60,840	$95,495
Total revenues	13,502	29,818	60,840	95,495

Expenses:
Real estate operating expenses	6,512	14,587	27,523	45,523
Interest expense	2,843	7,568	13,762	24,562
Depreciation	3,113	8,288	14,957	28,464
Total expenses	12,468	30,443	56,242	98,549
Total revenues less total expenses	1,034	(625)	4,598	(3,054)
Other equity earnings	12	7	89	21
Impairment of assets	—	—	—	(2,813)
Insurance recoveries	—	—	—	2,813
Gain on insurance recoveries	—	1,246	567	1,246
Gain on sale of real estate	16,937	83,984	118,270	83,984
Loss on extinguishment of debt	(573)	(9,401)	(3,491)	(9,401)
Net income income from joint ventures	$17,410	$75,211	$120,033	$72,796

BRT equity in earnings (loss) and equity in earnings from sale of unconsolidated joint venture properties	$11,607	$30,786	$65,846	$28,949

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP Net income attributable to common stockholders	$7,059	$28,106	$54,174	$30,368
Add: depreciation of properties	8,165	1,787	16,781	4,740
Add: our share of depreciation in unconsolidated joint venture properties	1,657	5,514	9,234	18,389
Add: impairment charge	—	—	—	520
Add: our share of impairment charge in unconsolidated joint venture properties	—	—	—	2,010
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(11,472)	(34,982)	(64,531)	(34,982)
Deduct: gain on sale of real estate and partnership interests	—	(414)	(6)	(9,937)
Adjust for non-controlling interests	(4)	(4)	(12)	(12)
NAREIT Funds from operations attributable to common stockholders	$5,405	$7	$15,640	$11,096

Adjustments for: straight-line rent accruals	6	(10)	18	(30)
Add: loss on extinguishment of debt	—	902	563	902
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	388	4,581	1,880	4,581
Add: amortization of restricted stock and RSU expense	1,208	843	3,183	1,950
Add: amortization of deferred mortgage and debt costs	191	62	370	215
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	33	148	199	439
Less: our share of insurance recovery from unconsolidated joint ventures	—	—	—	(2,010)
Less: gain on insurance proceeds	(62)	—	(62)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	(880)	(432)	(880)
Adjustments for non-controlling interests	(1)	2	(3)	6
Adjusted funds from operations attributable to common stockholders	$7,168	$5,655	$21,356	$16,269

Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP Net income attributable to common stockholders	$0.37	$1.54	$2.91	$1.69
Add: depreciation of properties	0.44	0.10	0.90	0.29
Add: our share of depreciation in unconsolidated joint venture properties	0.09	0.30	0.50	1.04
Add: Impairment charge	—	—	—	0.03
Add: our share of impairment charge in unconsolidated joint venture properties	—	—	—	0.11
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(0.61)	(1.92)	(3.47)	(1.97)
Deduct: gain on sales of real estate and partnership interests	—	(0.02)	—	(0.56)
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.29	$—	$0.84	$0.63

Adjust for straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	—	0.05	0.03	0.05
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	0.02	0.25	0.10	0.26
Add: amortization of restricted stock and RSU expense	0.06	0.05	0.16	0.11
Add: amortization of deferred mortgage and debt costs	0.01	—	0.02	0.01
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	0.01	0.01	0.02
Less: our share of insurance recovery from unconsolidated joint venture properties	—	—	—	(0.11)
Less: gain on insurance proceeds	—	—	—	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	—	(0.05)	(0.02)	(0.05)
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.38	$0.31	$1.14	$0.92

Diluted shares outstanding for FFO and AFFO	18,928,648	18,215,924	18,712,740	17,820,909

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	September 30, 2022	December 31, 2021
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation	$655,645	$293,550
Investment in unconsolidated joint ventures	43,759	112,347
Cash and cash equivalents	21,865	32,339
Restricted cash	872	6,582
Other assets	21,518	10,341
Real estate property held for sale	—	4,379
Total Assets	$743,659	$459,538

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$419,115	$199,877
Junior subordinated notes, net of deferred costs	37,118	37,103
Credit facility, net of deferred costs	6,449	—
Accounts payable and accrued liabilities	23,862	19,607
Total Liabilities	486,544	256,587

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,973 and 17,349 shares outstanding	180	173
Additional paid-in capital	271,904	258,161
Accumulated deficit	(14,952)	(55,378)
Total BRT Apartments Corp. stockholders’ equity	257,132	202,956
Non-controlling interests	(17)	(5)
Total Equity	257,115	202,951
Total Liabilities and Equity	$743,659	$459,538

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At September 30, 2022, the Company held interests in unconsolidated joint ventures that own 8 multi-family properties (the "Unconsolidated Properties") and an interest in a development project. The condensed balance sheet below present information regarding such properties:

September 30, 2022
ASSETS
Real estate properties, net of accumulated depreciation	$320,772
Cash and cash equivalents	14,706
Other assets	31,832
Total Assets	$367,310

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$249,575
Accounts payable and accrued liabilities	11,819
Total Liabilities	261,394
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	105,916
Total Liabilities and Equity	$367,310

BRT interest in joint venture equity	$43,759

Reconciliation:
Unconsolidated Mortgages Payable:
BRT's pro-rata share	$126,093
Partner's pro-rata share	123,482
Total	$249,575

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2022
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,325	$1,092	$1,233	9.9%	94.3%	$1,175
Georgia	688	2,596	1,177	1,419	11.3%	97.0%	1,139
Florida	518	2,331	981	1,350	10.8%	95.8%	1,411
Ohio	264	908	361	547	4.4%	97.5%	1,050
Virginia	220	1,140	442	698	5.6%	97.1%	1,601
North Carolina	264	835	329	506	4.0%	96.2%	1,143
South Carolina	474	2,060	965	1,095	8.8%	97.0%	1,327
Tennessee	702	3,524	1,518	2,006	16.1%	96.7%	1,598
Alabama	740	2,149	875	1,274	10.2%	93.9%	971
Missouri	174	907	380	527	4.2%	95.4%	1,637
Mississippi	776	2,532	962	1,570	12.5%	97.8%	1,162
Legacy assets	—	384	113	271	2.2%	N/A	N/A
Totals	5,420	$21,691	$9,195	$12,496	100%	96.2%	$1,291

Unconsolidated (Pro-Rata Share) (1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,597	$3,495	$1,648	$1,847	49.6%	95.8%	$1,357
South Carolina	713	1,245	492	753	20.2%	97.3%	1,340
Georgia	271	889	435	454	12.2%	93.0%	1,427
Alabama	200	524	247	277	7.4%	95.8%	1,053
Joint venture buyouts (2)	—	752	312	440	11.8%	N/A	N/A
Sold properties	—	409	460	(51)	(1.2)%	N/A	N/A
Totals	2,781	$7,314	$3,594	$3,720	100%	96.0%	$1,316

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Nine months ended September 30, 2022
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$5,292	$2,526	$2,766	10.1%	95.1%	$1,181
Georgia	688	6,175	2,769	3,406	12.4%	97.4%	1,165
Florida	518	5,286	2,198	3,088	11.2%	95.9%	1,367
Ohio	264	2,647	1,069	1,578	5.7%	97.2%	1,023
Virginia	220	3,417	1,224	2,193	8.0%	98.0%	1,578
North Carolina	264	835	329	506	1.8%	96.2%	1,143
South Carolina	474	6,059	2,903	3,156	11.5%	97.4%	1,283
Tennessee	702	10,282	4,280	6,002	21.8%	97.2%	1,543
Alabama	740	2,416	985	1,431	5.2%	94.3%	1,093
Missouri	174	1,731	713	1,018	3.7%	95.8%	1,592
Mississippi	776	2,532	962	1,570	5.7%	97.8%	1,162
Legacy assets	—	1,132	338	794	2.9%	N/A	N/A
Totals	5,420	$47,804	$20,296	$27,508	100.0%	96.7%	$1,298

Unconsolidated (Pro-Rata Share)(1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,597	$10,087	$4,852	$5,235	25.5%	95.7%	$1,279
South Carolina	713	3,622	1,345	2,277	11.1%	96.6%	1,303
Georgia	271	2,600	1,170	1,430	7.0%	94.2%	1,184
Alabama	200	1,523	747	776	3.8%	96.1%	1,046
Joint venture buyouts (2)	—	14,336	6,031	8,305	40.5%	N/A	N/A
Sold properties	—	5,432	2,945	2,487	12.1%	N/A	N/A
Totals	2,781	$37,600	$17,090	$20,510	100%	96.0%	$1,223

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarter ended September 30, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022		2021	% Change
Georgia	448	$1,903	$1,701	11.9%	$809	$782	3.5%	$1,094		$919	19.0%
Florida	276	1,341	1,192	12.5%	503	496	1.4%	838		696	20.4%
Texas	192	794	680	16.8%	383	387	(1.0)%	411		293	40.3%
Ohio	264	908	812	11.8%	361	366	(1.4)%	547		446	22.6%
Virginia	220	1,140	1,087	4.9%	442	433	2.1%	698		654	6.7%
South Carolina	208	980	867	13.0%	474	415	14.2%	506		452	11.9%
Totals	1,608	$7,066	$6,339	11.5%	$2,972	$2,879	3.2%	$4,094		$3,460	18.3%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		97.2%	99.0%	(1.8)%	$1,278	$1,125	13.6%
Florida		96.9%	98.3%	(1.4)%	1,508	1,267	19.0%
Texas		95.0%	98.3%	(3.4)%	1,252	1,042	20.2%
Ohio		97.5%	96.1%	1.5%	1,050	964	8.9%
Virginia		97.1%	96.5%	0.6%	1,601	1,490	7.4%
South Carolina		95.7%	95.2%	0.5%	1,429	1,267	12.8%
Weighted Average		96.7%	97.5%	(0.8)%	$1,340	$1,181	13.5%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Nine months ended September 30, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Georgia	448	$5,482	$5,000	9.6%	$2,401	$2,271	5.7%	$3,081	$2,729	12.9%
Florida	276	3,773	3,381	11.6%	1,500	1,349	11.2%	2,273	2,032	11.9%
Texas	192	2,292	2,006	14.3%	1,096	1,073	2.1%	1,196	933	28.2%
Ohio	264	2,647	2,394	10.6%	1,069	1,032	3.6%	1,578	1,362	15.9%
Virginia	220	3,417	3,177	7.6%	1,224	1,122	9.1%	2,193	2,055	6.7%
South Carolina	208	2,891	2,520	14.7%	1,399	1,246	12.3%	1,492	1,274	17.1%
Totals	1,608	$20,502	$18,478	11.0%	$8,689	$8,093	7.4%	$11,813	$10,385	13.8%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		97.6%	98.0%	(0.4)%	$1,233	$1,114	10.7%
Florida		96.5%	98.2%	(1.7)%	1,409	1,225	15.0%
Texas		96.9%	96.8%	0.1%	1,180	1,027	14.9%
Ohio		97.2%	97.6%	(0.4)%	1,023	938	9.1%
Virginia		98.0%	98.1%	(0.1)%	1,578	1,448	9.0%
South Carolina		96.6%	95.5%	1.2%	1,373	1,215	13.0%
Weighted Average		97.2%	97.5%	(0.3)%	$1,288	$1,153	11.7%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarter ended September 30, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Texas	1,597	$3,495	$3,101	12.7%	$1,648	$1,646	0.1%	$1,847	$1,455	26.9%
Georgia	271	889	807	10.2%	435	328	32.6%	454	479	(5.2)%
South Carolina	713	1,244	1,141	9.0%	492	492	0.0%	752	649	15.9%
Alabama	200	524	482	8.7%	247	247	0.0%	277	235	17.9%
Totals	2,781	$6,152	$5,531	11.2%	$2,822	$2,713	4.0%	$3,330	$2,818	18.2%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		95.8%	96.6%	(0.8)%	$1,357	$1,184	14.6%
Georgia		93.0%	96.1%	(3.2)%	1,427	1,266	12.7%
South Carolina		97.1%	97.2%	(0.1)%	1,405	1,286	9.3%
Alabama		97.0%	96.0%	1.0%	1,000	921	8.6%
Weighted Average		95.9%	96.7%	(0.8)%	$1,350	$1,199	12.6%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Nine months ended September 30, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Texas	1,597	$10,086	$8,891	13.4%	$4,852	$4,653	4.3%	$5,234	$4,238	23.5%
Georgia	271	2,600	2,422	7.3%	1,170	1,012	15.6%	1,430	1,410	1.4%
South Carolina	713	3,621	3,193	13.4%	1,345	1,301	3.4%	2,276	1,892	20.3%
Alabama	200	1,523	1,409	8.1%	747	690	8.3%	776	719	7.9%
Totals	2,781	$17,830	$15,915	12.0%	$8,114	$7,656	6.0%	$9,716	$8,259	17.6%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		95.8%	94.5%	1.4%	$1,301	$1,151	13.0%
Georgia		93.7%	96.1%	(2.5)%	1,384	1,257	10.1%
South Carolina		97.1%	92.1%	5.4%	1,291	1,213	6.4%
Alabama		97.4%	97.1%	0.3%	971	899	8.0%
Weighted Average		95.9%	94.5%	1.5%	$1,281	$1,151	11.3%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended September 30,

Portfolio	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$21,691	$9,195	$12,496	$7,709	$3,404	$4,305	181.4%	170.1%	190.3%
Unconsolidated (1)	7,314	3,594	3,720	19,581	9,532	10,049	(62.6)%	(62.3)%	(63.0)%
Combined	$29,005	$12,789	$16,216	$27,290	$12,936	$14,354	6.3%	(1.1)%	13.0%

Same Store
	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$7,066	$2,972	$4,094	$6,339	$2,879	$3,460	11.5%	3.2%	18.3%
Unconsolidated (1)	6,152	2,822	3,330	5,531	2,713	2,818	11.2%	4.0%	18.2%
Combined	$13,218	$5,794	$7,424	$11,870	$5,592	$6,278	11.4%	3.6%	18.3%
____________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions."

Nine months ended September 30,

Portfolio	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$47,804	$20,296	$27,508	$21,762	$9,687	$12,075	119.7%	109.5%	127.8%
Unconsolidated (1)	37,600	17,090	20,510	61,282	29,279	32,003	(38.6)%	(41.6)%	(35.9)%
Combined	$85,404	$37,386	$48,018	$83,044	$38,966	$44,078	2.8%	(4.1)%	8.9%

Same Store
	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$20,502	$8,689	$11,813	$18,478	$8,093	$10,385	11.0%	7.4%	13.8%
Unconsolidated (1) (2)	17,830	8,114	9,716	15,915	7,656	8,259	12.0%	6.0%	17.6%
Combined	$38,332	$16,803	$21,529	$34,393	$15,749	$18,644	11.5%	6.7%	15.5%
_____________________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".
(2) Includes the income and expenses for the sold JV's prior to the sale.

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)
________________________________________________________________________________________

ACQUISITIONS
Buyout of Joint Venture Interest
Property/Location	Purchase Date	Units	Purchase Price	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Verandas at Alamo - San Antonio, TX	03/23/2022	288	$8,721	71.9%	100%
Vanguard Heights - Creve Coeur, MO	04/07/2022	174	4,880	78.4%	100%
Jackson Square - Tallahassee, FL	05/11/2022	242	7,215	80.0%	100%
Brixworth at Bridge Street - Huntsville, AL	05/24/2022	208	10,697	80.0%	100%
Woodland Apartments - Boerne, TX	05/26/2022	120	3,881	80.0%	100%
Grove at River Place - Macon, GA	06/30/2022	240	7,485	80.0%	100%
Civic Center I - Southaven, MS	07/12/2022	392	18,233	75.0%	100%
Civic Center II - Southaven, MS	07/12/2022	384	17,942	75.0%	100%
Abbotts Run - Wilmington, NC	07/14/2022	264	9,010	75.0%	100%
Somerset At Trussville - Trussville, AL	07/19/2022	328	10,558	80.0%	100%
Magnolia Pointe - Madison, AL	08/03/2022	204	7,246	80.0%	100%
		2,844	$105,868

Acquisition of Joint Venture Interest in Development Project
Property/Location	Purchase Date	Planned Units	Purchase Price	Acquisition ownership % in the JV
Stono Oaks - Johns Island, SC (a)	3/10/2022	240	$3,500	17.45%

DISPOSITIONS
Disposition of Property by Unconsolidated Joint Ventures
Property/Location	Sale Date	No. of Units	Interest Owned	Sales Price	BRT's share of Mortgage Prepayment charge	Gain on Sale	BRT's Share of Gain on Sale
Verandas at Shavano - San Antonio, TX	2/8/2022	288	65%	$53,750	$—	$23,652	$12,961
Retreat at Cinco Ranch - Katy, TX	6/14/2022	268	75%	68,300	686	30,595	17,378
The Vive - Kannapolis, NC	6/30/2022	312	65%	91,250	787	47,086	22,720
Waters Edge - Columbia, SC	8/31/2022	204	80%	32,400	388	16,937	11,472
		1,072		$245,700	$1,861	$118,270	$64,531

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2022
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
127	$979,000	$7,709	$294	46%	800

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$247,000	$39,000	$208,000
Estimated Non-Recurring Capital Expenditures (2)	3,195,000	315,000	2,880,000
Total Capital Expenditures	$3,442,000	$354,000	$3,088,000

Replacements (operating expense) (3)	$814,000	$113,000	$701,000

Estimated Recurring Capital Expenditures and Replacements per unit (8,201 units)	$129	$18	$111

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2022
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$15,492	$588	$14,904	(2)	4%	3.79%
2023	2,692	2,692	—		—%	—%
2024	3,666	3,666	—		—%	—%
2025	20,194	4,819	15,375		4%	4.42%
2026	74,777	4,709	70,068		17%	4.12%
Thereafter	306,621	5,740	300,881		75%	3.96%
Total	$423,442	$22,214	$401,228		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$383	$383	—		—%	—%
2023	1,778	1,778	$—		—%	—%
2024	2,057	2,057	—		—%	—%
2025	2,154	2,154	—		—%	—%
2026	19,641	2,130	17,511		15%	3.97%
Thereafter	100,080	3,713	96,367		85%	3.88%
Total	$126,093	$12,215	$113,878		100%

Combined (3)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$15,875	$971	$14,904	(2)	3%	3.79%
2023	4,470	4,470	—		—	—%
2024	5,723	5,723	—		—	—%
2025	22,348	6,973	15,375		3%	4.42%
2026	94,418	6,839	87,579		17%	4.09%
Thereafter	406,701	9,453	397,248		77%	3.94%
Total	$549,535	$34,429	$515,106		100%
Weighted Average Remaining Term to Maturity (2)			7.49	years
Weighted Average Interest Rate (2)			3.97%
Debt Service Coverage Ratio for the quarter ended September 30, 2022			1.78	(4)

(1) Based on principal payments due at maturity.
(2) This loan was paid off on October 31, 2022..
(3) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(4) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 4.782% at 9/30/2022)
Maturity	April 30, 2036

Credit Facility (as of September 30, 2022)
Maximum Amount Available	Up to $60,000
Amount Outstanding (1)	$7,000
Interest Rate (2)	Prime (floor of 3.50%)
Maturity	September, 2025
(1) As of November 4, 2022, the amount outstanding is $19,000 (2) As of November 4, 2022, the interest rate in effect is 7.00%

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, (8) impairment charge, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the periods presented and eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP Net income attributable to common stockholders	$7,059	$28,106	$54,174	$30,368
Less: Other Income	(6)	(5)	(12)	(12)
Add: Interest expense	5,061	1,535	9,994	4,804
General and administrative	3,673	3,114	10,839	9,382
Impairment charge	—	—	—	520
Depreciation and amortization	8,165	1,787	16,781	4,740
Provision for taxes	178	31	976	155
Less: Gain on sale of real estate	—	(414)	(6)	(7,693)
Gain on the sale of partnership interest	—	—	—	(2,244)
Equity in earnings from sale of unconsolidated joint venture properties	(11,472)	(34,982)	(64,531)	(34,982)
Gain on insurance recoveries	(62)	—	(62)	—
Add: Loss on extinguishment of debt	—	902	563	902
Adjust for: Equity in loss (earnings) from sale of unconsolidated joint venture properties	(135)	4,196	(1,315)	6,033
Add: Net loss attributable to non-controlling interests	35	35	107	102
Net Operating Income	$12,496	$4,305	$27,508	$12,075

Less: Non-same store Net Operating Income (loss)	$8,402	$845	$(15,695)	$(1,690)
Same store Net Operating Income	$4,094	$3,460	$11,813	$10,385

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,			Nine Months Ended September 30,
	2022		2021	2022	2021
BRT equity in earnings (loss) from joint ventures	$11,607		$30,786	$65,846	$28,949
Add: Interest expense	1,541		5,037	8,591	15,967
Depreciation	1,657		5,514	9,234	18,389
Loss on extinguishment of debt	388		4,581	1,876	4,581
Less: Impairment of asset	—		—	—	2,010
Insurance recovery	—		—	—	(2,010)
Gain on insurances recoveries	—		(880)	(428)	(880)
Gain on sale of real estate	(11,472)		(34,982)	(64,531)	(34,982)
Equity in earnings of joint ventures	(12)		(7)	(89)	(21)
Net Operating Income	$3,709		$10,049	$20,499	$32,003

Less: Non-same store Net Operating Income	$(390)		$(7,232)	(10,793)	(23,744)
Same store Net Operating Income	$3,319		$2,817	$9,706	$8,259

Consolidated same store Net Operating Income	$4,094		$3,460	11,813	10,385
Unconsolidated same store Net Operating Income	3,319		2,817	9,706	8,259
Combined same store Net Operating Income	$7,413	7,413,000	$6,277	$21,519	$18,644

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2022 to the BRT pro-rata information presented below:

	Three Months Ended September 30, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$13,502	$6,188	$7,314
Total revenues	13,502	6,188	7,314
Expenses:
Real estate operating expenses	6,512	2,918	3,594
Interest expense	2,843	1,302	1,541
Depreciation	3,113	1,456	1,657
Total expenses	12,468	5,676	6,792

Total revenues less total expenses	1,034	512	522

Other equity earnings	12	—	12
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	16,937	5,465	11,472
Loss on extinguishment of debt	(573)	(185)	(388)
Net income	$17,410	$5,792	$11,618

	Three Months Ended September 30, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$29,818	$10,237	$19,581
Total revenues	29,818	10,237	19,581
Expenses:
Real estate operating expenses	14,587	5,055	9,532
Interest expense	7,568	2,531	5,037
Depreciation	8,288	2,774	5,514
Total expenses	30,443	10,360	20,083

Total revenues less total expenses	(625)	(123)	(502)

Other equity earnings	7	—	7
Gain on insurance recoveries	1,246	366	880
Gain on sale of real estate properties	83,984	49,002	34,982
Loss on extinguishment of debt	(9,401)	(4,820)	(4,581)
Net loss	$75,211	$44,425	$30,786

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 8 of BRT's Annual report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Nine Months Ended September 30, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$60,840	$23,240	$37,600
Total revenues	60,840	23,240	37,600
Expenses:
Real estate operating expenses	27,523	10,433	17,090
Interest expense	13,762	5,171	8,591
Depreciation	14,957	5,723	9,234
Total expenses	56,242	21,327	34,915

Total revenues less total expenses	4,598	1,913	2,685

Other equity earnings	89	—	89
Gain on insurance recoveries	567	139	428
Gain on sale of real estate properties	118,270	53,739	64,531
Loss on extinguishment of debt	(3,491)	(1,615)	(1,876)
Net income	$120,033	$54,176	$65,857

	Nine Months Ended September 30, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$95,495	$34,213	$61,282
Total revenues	95,495	34,213	61,282
Expenses:
Real estate operating expenses	45,523	16,244	29,279
Interest expense	24,562	8,595	15,967
Depreciation	28,464	10,075	18,389
Total expenses	98,549	34,914	63,635

Total revenues less total expenses	(3,054)	(701)	(2,353)

Other equity earnings	21	—	21
Impairment charges	(2,813)	(803)	(2,010)
Insurance recoveries	2,813	803	2,010
Gain on insurance recoveries	1,246	366	880
Gain on sale of real estate properties	83,984	49,002	34,982
Loss on extinguishment of debt	(9,401)	(4,820)	(4,581)
Net loss	$72,796	$43,847	$28,949

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Same Store
Same store properties refer to stabilized properties that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized (as described below) and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 11/01/2022
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2022 Avg. Occupancy	Q3 2022 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Abbotts Run	Wilmington	NC	2001	2020	22	264	97.5%	$1,075	100%
Avalon	Pensacola	FL	2008	2014	15	276	97.2%	1,355	100%
Avondale Station	Decatur	GA	1950	2012	73	212	96.4%	1,307	100%
Bell's Bluff	Nashville	TN	2018	2018	5	402	97.5%	1,738	100%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	38	208	94.8%	934	100%
Civic Center 1	Southaven	MS	2002	2016	21	392	96.8%	1,109	100%
Civic Center 2	Southaven	MS	2005	2016	18	384	96.5%	1,160	100%
Crestmont at Thornblade	Greenville	SC	1998	2018	25	266	97.5%	1,211	100%
Crossings of Bellevue	Nashville	TN	1985	2014	38	300	96.8%	1,289	100%
Grove at River Place	Macon	GA	1988	2016	35	240	95.3%	846	100%
Jackson Square	Tallahassee	FL	1996	2017	27	242	94.2%	1,246	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	18	220	98.0%	1,648	100%
Magnolia Pointe	Madison	AL	1991	2017	32	204	93.1%	1,126	100%
Newbridge Commons	Columbus	OH	1999	2013	24	264	96.7%	1,012	100%
Parkway Grande	San Marcos	TX	2014	2015	9	192	97.8%	1,160	100%
Silvana Oaks	North Charleston	SC	2010	2012	13	208	97.4%	1,353	100%
Somerset at Trussville	Trussville	AL	2007	2019	16	328	97.0%	1,139	100%
Vanguard Heights	Creve Coeur	MO	2016	2017	7	174	96.2%	1,547	100%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	8	288	92.7%	1,236	100%
Woodland Apartments	Boerne	TX	2007	2017	16	120	97.9%	1,131	100%
Woodland Trails	LaGrange	GA	2010	2015	13	236	98.7%	1,166	100%
Weighted Avg./Total Consolidated					22	5,420

Properties owned by Unconsolidated Joint Ventures
Canalside Lofts	Columbia	SC	2008/2013	2017	15	374	96.8%	1,285	32%
Canalside Sola	Columbia	SC	2018	2018	5	339	95.9%	1,456	46%
Chatham Court and Reflections	Dallas	TX	1986	2016	37	494	94.9%	1,096	50%
Gateway Oaks	Forney	TX	2016	2016	7	313	98.2%	1,252	50%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	22	281	92.6%	1,268	50%
Mercer Crossing	Dallas	TX	2014/2016	2017	9	509	95.4%	1,533	50%
Pointe at Lenox Park	Atlanta	GA	1989	2016	34	271	94.1%	1,377	74%
The Village at Lakeside	Auburn	AL	1988	2019	35	200	97.5%	965	80%
Weighted Avg./Total Unconsolidated					20	2,781

Development
Stono Oaks (1)	Johns Island	SC

Weighted Avg./Total Portfolio					21	8,201
___________________________
(1) Purchased a 17.45% interest in a planned 240-unit development property